CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarterly period ended September 30, 2002 of First Financial Bancorp. (the “Company”), as filed with the Securities and Exchange Commission on November 12, 2002 (the “Report”), I, C. Douglas Lefferson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Douglas Lefferson C. Douglas Lefferson Senior Vice President and Chief Financial Officer

November 12, 2002